                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                -----------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 15, 2005

                                -----------------

                    HONDA AUTO RECEIVABLES 2003-4 OWNER TRUST
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

                                -----------------

          DELAWARE                    333-104875                  90-6031025
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

         AMERICAN HONDA RECEIVABLES CORP.
               20800 MADRONA AVENUE
                   TORRANCE, CA                               90503
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 972-2511

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01. OTHER EVENTS

On June 15, 2005, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and
Servicing Agreement, dated as of October 1, 2003 (the "Agreement"), between
American Honda Receivables Corp., as Seller, American Honda Finance Corporation,
as Servicer, Honda Auto Receivables 2003-4 Owner Trust, a Delaware statutory trust, as Issuer, Citibank, N.A., as Owner Trustee (the "Owner Trustee"), and
U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee")
were distributed to holders ("Noteholders") of notes representing undivided fractional interests in Honda Auto Receivables 2003-4 Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee for the benefit of the Noteholders and, as such, was distributed by the Indenture Trustee to the Noteholders. A copy of the
Servicer's Certificate is being filed as Exhibit 20 to this Current Report on
Form 8-K.

ITEM 9.01 (c). EXHIBIT 20

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HONDA AUTO RECEIVABLES 2003-4 OWNER TRUST
                                    BY: AMERICAN HONDA FINANCE CORPORATION, AS
                                        SERVICER

                                    By: /s/ John I. Weisickle
                                        ----------------------------------------
                                        John I. Weisickle
Date: June 15, 2005                     Vice President, Assistant Secretary

                                      -2-



                                                       SERVICER'S CERTIFICATE                                         Page 1
                                                 AMERICAN HONDA FINANCE CORPORATION
                                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
                                                     5/1/2005 through 5/31/2005

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
     (A) Total Portfolio Balance                                                                           $1,850,899,759.44
     (B) Total Securities Balance                                                                          $1,850,899,759.44
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                       $421,000,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                    22.75%
         (iii) Class A-1 Notes Rate                                                                                 1.13000%
         (iv)  Class A-1 Notes Accrual Basis                                                                      Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                       $540,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                    29.17%
         (iii) Class A-2 Notes Rate                                                                                   1.580%
         (iv)  Class A-2 Notes Accrual Basis                                                                          30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                       $340,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                    18.37%
         (iii) Class A-3 Notes Rate                                                                                   2.190%
         (iv)  Class A-3 Notes Accrual Basis                                                                          30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                       $499,000,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                                                                    26.96%
         (iii) Class A-4 Notes Rate                                                                                   2.790%
         (iv)  Class A-4 Notes Accrual Basis                                                                          30/360
     (G) Certificates
         (i)   Certificates Balance                                                                           $50,899,759.44
         (ii)  Certificates Percentage (G(i)/B)                                                                        2.75%
         (iii) Certificates Rate                                                                                      2.790%
         (iv)  Certificates Accrual Basis                                                                             30/360
     (H) Servicing Fee Rate                                                                                            1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                                           4.17%
         (ii)  Weighted Average Original Maturity (WAOM)                                                               58.66 months
         (iii) Weighted Average Remaining Maturity (WAM)                                                               53.78 months
         (iv)  Number of Receivables                                                                                 111,180
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                                              0.50%
         (ii)  Reserve Account Initial Deposit                                                                 $9,254,498.80
         (iii) Specified Reserve Account Percentage                                                                    0.75%
         (iv)  Specified Reserve Account Balance                                                              $13,881,748.20

     (K) Yield Supplement Account Deposit                                                                     $20,761,691.70

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
     (A) Total Portfolio Balance                                                                             $954,603,121.31
     (B) Total Securities Balance                                                                            $954,603,121.31
     (C) Cumulative Note and Certificate Pool Factor                                                               0.5157508
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                                 $0.00
         (ii)  Class A-1 Notes Pool Factor                                                                         0.0000000
         (iii) Class A-1 Notes Interest Carryover Shortfall                                                            $0.00
         (iv)  Class A-1 Notes Principal Carryover Shortfall                                                           $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                        $81,070,307.89
         (ii)  Class A-2 Notes Pool Factor                                                                         0.1501302
         (iii) Class A-2 Notes Interest Carryover Shortfall                                                            $0.00
         (iv)  Class A-2 Notes Principal Carryover Shortfall                                                           $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                       $340,000,000.00
         (ii)  Class A-3 Notes Pool Factor                                                                         1.0000000
         (iii) Class A-3 Notes Interest Carryover Shortfall                                                            $0.00
         (iv)  Class A-3 Notes Principal Carryover Shortfall                                                           $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                       $499,000,000.00
         (ii)  Class A-4 Notes Pool Factor                                                                         1.0000000
         (iii) Class A-4 Notes Interest Carryover Shortfall                                                            $0.00
         (iv)  Class A-4 Notes Principal Carryover Shortfall                                                           $0.00
     (H) Certificates
         (i)   Certificates Balance                                                                           $34,532,813.42
         (ii)  Certificates Pool Factor                                                                            0.6784475
         (iii) Certificates Interest Carryover Shortfall                                                               $0.00
         (iv)  Certificates Principal Carryover Shortfall                                                              $0.00
     (I) Servicing Fee
         (i)   Servicing Fee Shortfall                                                                                 $0.00
     (J) End of Prior Month Account Balances
         (i)   Reserve Account                                                                                $13,881,748.20
         (ii)  Yield Supplement Account                                                                        $7,636,600.91
         (iii) Payahead Account                                                                                        $0.00
         (iv)  Advances Outstanding                                                                              $403,346.02
     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                                           4.00%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                               35.32 months
         (iii) Number of Receivables                                                                                  86,775
     (L) Note and Certificate Principal Distribution Percentages
         (i)   Note Percentage                                                                                        96.44%
         (ii)  Certificate Percentage                                                                                  3.56%




                                                       SERVICER'S CERTIFICATE                                          Page 2
                                                 AMERICAN HONDA FINANCE CORPORATION
                                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
                                                     5/1/2005 through 5/31/2005

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                                         $0.00
         (ii)  Prepayments in Full                                                                                     $0.00
         (iii) Prepayments in Full due to Repurchases                                                                  $0.00
     (B) Precomputed Contracts Collections                                                                             $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                        $0.00
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                                          $27,593,705.02
         (ii)  Prepayments in Full                                                                            $14,382,101.50
         (iii) Repurchased Receivables Related to Principal                                                            $0.00
     (E) Simple Interest Receivables Interest
         (i)   Simple Interest Collections                                                                     $3,170,400.17
     (F) Payment Advance for Precomputes
         (i)   Reimbursement of Previous Advances                                                                      $0.00
         (ii)  Current Advance Amount                                                                                  $0.00
     (G) Interest Advance for simple Interest - Net                                                              ($25,525.22)
     (H) Payahead Account
         (i)   Payments Applied                                                                                        $0.00
         (ii)  Additional Payaheads                                                                                    $0.00
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                                           3.99%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                               34.38 months
         (iii) Remaining Number of Receivables                                                                        85,114
     (J) Delinquent Receivables                                      # Units                    Dollar Amount
                                                              ---------------------    ---------------------------
         (i)   31-60 Days Delinquent                           2,507          2.95%     $27,564,298.87      3.02%
         (ii)  61-90 Days Delinquent                             414          0.49%      $4,350,710.82      0.48%
         (iii) 91 Days or More Delinquent                         82          0.10%        $879,315.91      0.10%
     (K) Vehicles Repossessed During Collection Period            44          0.05%        $521,560.31      0.06%
     (L) Total Repossessed Vehicles in Inventory                  81          0.10%        $966,752.28      0.11%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
     (A) Collection Account Investment Income                                                                          $0.00
     (B) Reserve Account Investment Income                                                                        $33,098.89
     (C) Yield Supplement Account Investment Income                                                               $18,679.70
     (D) Trust Fees Expense                                                                                            $0.00
     (E) Aggregate Net Losses for Collection Period                                                               239,092.21
     (F) Liquidated Receivables Information
         (i)   Gross Principal Balance on Liquidated Receivables                                                  752,605.16
         (ii)  Liquidation Proceeds                                                                               289,397.90
         (iii) Recoveries from Prior Month Charge Offs                                                            224,115.05
     (G) Days in Accrual Period                                                                                           30
     (H) Deal age                                                                                                         20

                                                         MONTHLY COLLECTIONS
                                                         -------------------

V. INTEREST COLLECTIONS
-----------------------
     (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                                 $3,144,874.95

VI. PRINCIPAL COLLECTIONS
-------------------------
     (A) Principal Payments Received (III(A((i)+(ii))+(D(i)+(ii)))                                            $41,975,806.52
     (B) Liquidation Proceeds (IV(F(i)))                                                                          289,397.90
     (C) Repurchased Loan Proceeds Related to Principal (III(A(iii)+D(iii)))                                            0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                      224,115.05
                                                                                                           -----------------
     (E) Total Principal Collections (A+B+C+D)                                                                $42,489,319.47

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                                   $45,634,194.42
-------------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                   $528,728.98
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                         $46,162,923.40
-------------------------------------

                                                        MONTHLY DISTRIBUTIONS
                                                        ---------------------

X. FEE DISTRIBUTIONS
--------------------
     (A) Servicing Fee
         (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                     $795,502.60
         (ii)  Servicing Fee Paid                                                                                 795,502.60
                                                                                                           -----------------
         (iii) Servicing Fee Shortfall                                                                                 $0.00
     (B) Reserve Account Investment Income (IV(B))                                                                $33,098.89
     (C) Yield Supplement Account Investment Income  (IV(C))                                                           $0.00
     (D) Trust Fees Expense (IV(D))                                                                                    $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
     (A) Interest
         (i)   Class A-1 Notes
             (a) Class A-1 Notes Interest Due                                                                          $0.00
             (b) Class A-1 Notes Interest Paid                                                                          0.00
                                                                                                           -----------------
             (c) Class A-1 Notes Interest Shortfall                                                                    $0.00
         (ii)  Class A-2 Notes
             (a) Class A-2 Notes Interest Due                                                                    $106,742.57
             (b) Class A-2 Notes Interest Paid                                                                    106,742.57
                                                                                                           -----------------
             (c) Class A-2 Notes Interest Shortfall                                                                    $0.00
         (iii) Class A-3 Notes
             (a) Class A-3 Notes Interest Due                                                                    $620,500.00
             (b) Class A-3 Notes Interest Paid                                                                    620,500.00
                                                                                                           -----------------
             (c) Class A-3 Notes Interest Shortfall                                                                    $0.00
         (iv)  Class A-4 Notes




                                                       SERVICER'S CERTIFICATE                                         Page 3
                                                 AMERICAN HONDA FINANCE CORPORATION
                                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
                                                     5/1/2005 through 5/31/2005

             (a) Class A-4 Notes Interest Due                                                                  $1,160,175.00
             (b) Class A-4 Notes Interest Paid                                                                  1,160,175.00
                                                                                                           -----------------
             (c) Class A-4 Notes Interest Shortfall                                                                    $0.00
         (v)   Total Note Interest
             (a) Total Note Interest Due                                                                       $1,887,417.57
             (b) Total Note Interest Paid                                                                       1,887,417.57
                                                                                                           -----------------
             (c) Total Note Interest Shortfall                                                                         $0.00
             (d) Reserve Account Withdrawal for Note Interest                                                          $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                      $43,480,003.23
     (B) Principal
         (i)   Noteholders' Principal Distribution Amounts                                                    $41,207,280.22
         (ii)  Class A-1 Notes Principal
             (a) Class A-1 Notes Principal Due                                                                         $0.00
             (b) Class A-1 Notes Principal Paid                                                                         0.00
                                                                                                           -----------------
             (c) Class A-1 Notes Principal Shortfall                                                                   $0.00
             (d) Reserve Account Withdrawal                                                                            $0.00
         (iii) Class A-2 Notes Principal
             (a) Class A-2 Notes Principal Due                                                                $41,207,280.22
             (b) Class A-2 Notes Principal Paid                                                                41,207,280.22
                                                                                                           -----------------
             (c) Class A-2 Notes Principal Shortfall                                                                   $0.00
             (d) Reserve Account Withdrawal                                                                            $0.00
         (iv)  Class A-3 Notes Principal
             (a) Class A-3 Notes Principal Due                                                                         $0.00
             (b) Class A-3 Notes Principal Paid                                                                         0.00
                                                                                                           -----------------
             (c) Class A-3 Notes Principal Shortfall                                                                   $0.00
             (d) Reserve Account Withdrawal                                                                            $0.00
         (v) Class A-4 Notes Principal
             (a) Class A-4 Notes Principal Due                                                                         $0.00
             (b) Class A-4 Notes Principal Paid                                                                         0.00
                                                                                                           -----------------
             (c) Class A-4 Notes Principal Shortfall                                                                   $0.00
             (d) Reserve Account Withdrawal                                                                            $0.00
         (vi) Total Notes Principal
             (a) Total Notes Principal Due                                                                     41,207,280.22
             (b) Total Notes Principal Paid                                                                    41,207,280.22
                                                                                                           -----------------
             (c) Total Notes Principal Shortfall                                                                       $0.00
             (d) Reserve Account Withdrawal                                                                            $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
     Amount available for deposit into reserve account                                                         $2,272,723.01
     Amount deposited into reserve account                                                                              0.00
     Excess Amount Released from Reserve Account                                                                        0.00
                                                                                                           -----------------
     Excess funds available to Certificateholders                                                               2,272,723.01
                                                                                                           -----------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
     (A) Interest
         (i)   Certificate Monthly Interest Due                                                                   $80,288.79
         (ii)  Certificate Interest Shortfall Beginning Balance                                                        $0.00
                                                                                                           -----------------
         (iii) Total Certificate Interest Due                                                                     $80,288.79
         (iv)  Certificate Interest Paid                                                                           80,288.79
                                                                                                           -----------------
         (v)   Certificate Interest Shortfall Ending Balance                                                           $0.00
     (B) Principal
         (i)   Certificate Monthly Principal Due                                                               $1,521,131.46
         (ii)  Certificate Principal Shortfall Beginning Balance                                                       $0.00
                                                                                                           -----------------
         (iii) Total Certificate Principal Due                                                                 $1,521,131.46
         (iv)  Certificate Principal Paid                                                                       1,521,131.46
                                                                                                           -----------------
         (v)   Certificate Principal Shortfall Ending Balance                                                          $0.00
     (C) Release to Seller                                                                                       $671,302.76

                                                        DISTRIBUTIONS SUMMARY
                                                        ---------------------

     (A) Total Collections                                                                                    $46,162,923.40
     (B) Service Fee                                                                                             $795,502.60
     (C) Trustee Fees                                                                                                   0.00
     (D) Class A1 Amount                                                                                               $0.00
     (E) Class A2 Amount                                                                                      $41,314,022.79
     (F) Class A3 Amount                                                                                         $620,500.00
     (G) Class A4 Amount                                                                                       $1,160,175.00
     (H) Amount Deposited into Reserve Account                                                                         $0.00
     (I) Certificateholders                                                                                    $1,601,420.25
     (J) Release to seller                                                                                       $671,302.76
     (K) Total amount distributed                                                                             $46,162,923.40
     (L) Amount of Draw from Reserve Account                                                                            0.00
     (M) Excess Amount Released from Reserve Account                                                                    0.00

                                                   PORTFOLIO AND SECURITY SUMMARY
                                                   ------------------------------

                                                                          Beginning                    End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                              of Period                 of Period
--------------------------------------------                              ---------                 ---------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                              $920,070,307.89          $878,863,027.67
         (ii)   Note Pool Factor                                              0.5111502                0.4882572
         (iii)  Class A-1 Notes Balance                                            0.00                     0.00
         (iv)   Class A-1 Notes Pool Factor                                   0.0000000                0.0000000
         (v)    Class A-2 Notes Balance                                   81,070,307.89            39,863,027.67
         (vi)   Class A-2 Notes Pool Factor                                   0.1501302                0.0738204
         (vii)  Class A-3 Notes Balance                                  340,000,000.00           340,000,000.00
         (viii) Class A-3 Notes Pool Factor                                   1.0000000                1.0000000
         (ix)   Class A-4 Notes Balance                                  499,000,000.00           499,000,000.00
         (x)    Class A-4 Notes Pool Factor                                   1.0000000                1.0000000




                                                       SERVICER'S CERTIFICATE                                        Page 4
                                                 AMERICAN HONDA FINANCE CORPORATION
                                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
                                                     5/1/2005 through 5/31/2005

         (xi)   Certificates Balance                                      34,532,813.42            33,011,681.96
         (xii)  Certificates Pool Factor                                      0.6784475                0.6485626
         (xiii) Total Principal Balance of Notes and Certificates        954,603,121.31           911,874,709.63
     (B) Portfolio Information
         (i)    Weighted Average Coupon (WAC)                                     4.00%                    3.99%
         (ii)   Weighted Average Remaining Maturity (WAM)                         35.32 months             34.38 months
         (iii)  Remaining Number of Receivables                                  86,775                   85,114
         (iv)   Portfolio Receivable Balance                            $954,603,121.31          $911,874,709.63
     (C) Outstanding Advance Amount                                         $403,346.02              $377,820.80
     (D) Outstanding Payahead Balance                                             $0.00                    $0.00

                                                         SUMMARY OF ACCOUNTS
                                                         -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
     (A) Beginning Reserve Account Balance                                                                    $13,881,748.20
     (B) Draws                                                                                                          0.00
         (i)   Draw for Servicing Fee                                                                                   0.00
         (ii)  Draw for Interest                                                                                        0.00
         (iii) Draw for Realized Losses                                                                                 0.00
     (C) Excess Interest Deposited into the Reserve Account                                                             0.00
     (D) Reserve Account Balance Prior to Release                                                              13,881,748.20
     (E) Reserve Account Required Amount                                                                       13,881,748.20
     (F) Final Reserve Account Required Amount                                                                 13,881,748.20
     (G) Excess Reserve Account Amount                                                                                  0.00
     (H) Ending Reserve Account Balance                                                                        13,881,748.20

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
     (A) Beginning Yield Supplement Account Balance                                                             7,636,600.91
     (B) Investment Earnings                                                                                       18,679.70
     (C) Investment Earnings Withdraw                                                                                   0.00
     (D) Additional Yield Supplement Amounts                                                                            0.00
     (E) Yield Supplement Deposit Amount                                                                          528,728.98
                                                                                                           -----------------
     (F) Ending Yield Supplement Account Balance                                                                7,126,551.63

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
     (A) Liquidated Contracts
         (i)   Liquidation Proceeds                                                                              $289,397.90
         (ii)  Recoveries on Previously Liquidated Contracts                                                      224,115.05
     (B) Aggregate Net Losses for Collection Period                                                               239,092.21
     (C) Net Loss Rate for Collection Period (annualized)                                                              0.31%
     (D) Cumulative Net Losses for all Periods                                                                  8,601,358.56
     (E) Delinquent Receivables                                       # Units                         Dollar Amount
                                                                      -------                         -------------
         (i)   30-59 Days Delinquent                            2,507            2.95%       $27,564,298.87          3.02%
         (ii)  60-89 Days Delinquent                              414            0.49%        $4,350,710.82          0.48%
         (ii)  90 Days or More Delinquent                          82            0.10%          $879,315.91          0.10%

XVIII. REPOSSESSION ACTIVITY                                          # Units                         Dollar Amount
----------------------------                                          -------                         -------------
     (A) Vehicles Repossessed During Collection Period             44            0.05%          $521,560.31          0.06%
     (B) Total Repossessed Vehicles in Inventory                   81            0.10%          $966,752.28          0.11%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i)   Second Preceding Collection Period                                                                      0.27%
         (ii)  Preceding Collection Period                                                                             0.17%
         (iii) Current Collection Period                                                                               0.31%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                     0.25%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the Outstanding Balance of Receivables.
         (i)   Second Preceding Collection Period                                                                      0.62%
         (ii)  Preceding Collection Period                                                                             0.66%
         (iii) Current Collection Period                                                                               0.68%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                     0.65%
     (C) Loss and Delinquency Trigger Indicator                                                         Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             /s/ Yuji Takahashi
             -----------------------
             Mr. Yuji Takahashi
             President
